UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2009

ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue
Hackensack, NJ	07601

(Address of principal executive offices)	(Zip Code)

(201) 651-5140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 6, 2009, ReGen Biologics, Inc. (the “Registrant”) posted on its website, www.regenbio.com, a list of frequently asked questions regarding its Menaflex Collagen Scaffold Implant (the “List of FAQs”), which is attached hereto as Exhibit 99.1. On March 7, 2009, the Registrant posted on its website a news release regarding its Menaflex device (the “News Release”), which is attached hereto as Exhibit 99.2.  On March 8, 2009, the Registrant posted on its website a guide to information regarding its Menaflex device (the “Information Guide”) and an account of the process to obtain clearance of its Menaflex device (the “Account of the Process”), each of which is attached hereto as Exhibit 99.3 and 99.4, respectively.  The List of FAQs, the News Release, the Information Guide and the Account of the Process are being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.  Other Events.

On March 6, 2009, the Registrant received a letter from the office of Senator Charles E. Grassley, a member of the Senate Committee on Finance, regarding the approval process of our Menaflex device by the Food and Drug Administration (the “FDA”) in the context of his examination of the relationship between the FDA and product manufacturers.  The letter requests the Registrant to respond or provide information in connection with the approval process by March 20, 2009.  The Registrant plans to fully cooperate and provide the information and responses as requested.

Item 9.01. Financial Statements And Exhibits.

(d) Exhibits

99.1	Frequently Asked Questions about the Menaflex Collagen Scaffold Implant.

99.2	ReGen and the Menaflex Device: the Real Story.

99.3	ReGen and the Menaflex Device: Guide to Information in the News Section of the Web Site.

99.4	Clearing the Collagen Scaffold: the Story Behind the Story.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By:	/s/ Brion D. Umidi
Name:	Brion D. Umidi
Title:	Senior Vice President and Chief Financial Officer

Dated: March 10, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Frequently Asked Questions about the Menaflex Collagen Scaffold Implant.

99.2	ReGen and the Menaflex Device: the Real Story.

99.3	ReGen and the Menaflex Device: Guide to Information in the News Section of the Web Site.

99.4	Clearing the Collagen Scaffold: the Story Behind the Story.